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TRANSAMERICA FUNDS

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TRANSAMERICA FUNDS

Transamerica Large Growth

1801 California Street, Suite 5200

Denver, CO 80202

January 14, 2020

Thank you for being a valued Transamerica shareholder.

We are reaching out to provide you with additional information regarding a new sub-adviser for Transamerica Large Growth, a series of Transamerica Funds (the “Fund”). No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser for your Fund. We encourage you to store this document with your Transamerica investment information.

The Board unanimously approved the Fund’s new sub-adviser, Morgan Stanley Investment Management Inc. (“Morgan Stanley”), who replaced Jennison Associates LLC as the sub-adviser to a portion of the Fund’s assets on October 18, 2019. The Fund has two sub-advisers. In addition to the portion of the Fund’s assets now sub-advised by Morgan Stanley, Wellington Management LLP continues to act as a sub-adviser to a separate portion of the Fund’s assets. Transamerica Asset Management, Inc. (“TAM”) continues to serve as the Fund’s investment manager. Based on the information provided by TAM and Morgan Stanley, the Board concluded that the change in sub-adviser was in the best interests of the Fund and its shareholders.

If you have any questions, please call the following number between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday: 1-888-233-4339.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Information Statement

TRANSAMERICA FUNDS

Transamerica Large Growth

January 14, 2020

Summary

This Information Statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Funds (the “Trust”) to the shareholders of Transamerica Large Growth (the “Fund”), a series of the Trust. The Trust is organized as a Delaware statutory trust.

This Information Statement provides information regarding the approval by the Board of a replacement for one of the two sub-advisers for the Fund. A portion of the Fund’s assets is now sub-advised by Morgan Stanley Investment Management Inc. (“Morgan Stanley” or the “Sub-Adviser”). Wellington Management Company LLP (“WMC”) continues to act as a sub-adviser for a separate portion of the Fund’s assets. The sub-advisers sub-advise the Fund’s assets pursuant to two respective sub-advisory agreements – one between Transamerica Asset Management, Inc. (“TAM”) and Morgan Stanley (the “Morgan Stanley Sub-Advisory Agreement”), and the other between TAM and WMC. A copy of the Morgan Stanley Sub-Advisory Agreement is attached hereto as Exhibit A.

Morgan Stanley began sub-advising a portion of the Fund’s assets on October 18, 2019. Prior to that date, Jennison Associates LLC (“Jennison”) served as sub-adviser to that portion of the Fund’s assets. In connection with the change in sub-adviser, and as discussed in the supplement to the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund dated August 2, 2019, and also reflected in the Fund’s Summary Prospectus dated March 1, 2019, as revised as of October 18, 2019, changes were made to the Fund, including: revisions to the Fund’s investment objective, principal investment strategies, principal risks and sub-advisory fee schedule; the removal of the Fund’s secondary benchmark; and the extension of the contractual expense limit on all classes of the Fund until March 1, 2021. TAM continues to serve as the Fund’s investment manager.

This Information Statement is provided in lieu of a proxy statement to the Fund’s shareholders as of October 18, 2019 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, the Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Information Statement is being mailed on or about January 14, 2020. The Fund will bear the costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to its shareholders.

The annual report of the Fund is sent to shareholders of record following the Fund’s fiscal year end. The fiscal year end of the Fund is October 31. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Fund by calling toll free 1-888-233-4339, or writing to the Fund at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of the Fund are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability or this Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Fund has received instructions to the contrary. Please contact the Fund at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Transamerica website until at least July 14, 2020 at https://www.transamerica.com/media/tf-jennison-to-morgan-stanley-info-statement.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at 1-888-233-4339.

TRANSAMERICA FUNDS

Transamerica Large Growth

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to provide information to shareholders of the Fund of the recent change in one of the two sub-advisers to the Fund. The Board, upon the recommendation of TAM, has approved a new sub-advisory agreement between TAM and Morgan Stanley with respect to a portion of the Fund. The Fund’s existing sub-adviser, WMC, continues to act as sub-adviser for the other portion of the Fund.

The Fund has obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without shareholder approval under certain circumstances. Pursuant to the exemptive order, the Fund has agreed to provide certain information regarding the new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to the Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-adviser, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Fund. TAM recommended to the Board the hiring of Morgan Stanley and has entered into the Morgan Stanley Sub-Advisory Agreement with respect to the Fund. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the Fund, and regular review and evaluation of the sub-advisers’ performance and adherence to investment style and process.

Q.	Why was Morgan Stanley appointed as the new Sub-Adviser?

A.

Following their review and consideration, the Board approved the appointment of Morgan Stanley as the Sub-Adviser to a portion of the Fund in replacement of the prior sub-adviser of that portion of the Fund. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and Morgan Stanley’s potential to provide the Fund with improved investment performance. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Information Statement.

INFORMATION STATEMENT

This Information Statement describes Morgan Stanley and the terms of the Morgan Stanley Sub-Advisory Agreement.

THE FUND AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Fund pursuant to the Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 19-20, 2019. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things: (i) regularly provides the Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to the Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Fund under the Management Agreement are not expected to change in light of the change in sub-adviser for the Fund.

No officer or Board Member of the Fund is a director, officer or employee of Morgan Stanley. No officer or Board Member of the Fund, through the ownership of securities or otherwise, has any other material direct or indirect interest in Morgan Stanley or any other person controlling, controlled by or under common control with Morgan Stanley. Since the Record Date, none of the Board Members of the Fund have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Morgan Stanley or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

From November 11, 2016 to October 17, 2019, Jennison served as sub-adviser to the Fund. Jennison is located at 466 Lexington Avenue, New York, NY 10017.

Jennison provided sub-advisory services to the Fund pursuant to the sub-advisory agreement between TAM and Jennison with respect to the Fund (the “Jennison Sub-Advisory Agreement”). As sub-adviser to the Fund, Jennison was responsible for sub-advising assets of a portion of the Fund in a manner consistent with the terms of the Jennison Sub-Advisory Agreement and the investment objective, strategies and policies of the Fund. The Jennison Sub-Advisory Agreement was dated November 11, 2016 and was last approved by the Board, including a majority of the Independent Board Members, on June 19-20, 2019. The Jennison Sub-Advisory Agreement was initially approved by the Board, including a majority of the Independent Board Members, at a meeting held on June 8-9, 2016. The Jennison Sub-Advisory Agreement was first approved by the Fund’s initial shareholder prior to the Fund’s launch.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to Morgan Stanley under the Morgan Stanley Sub-Advisory Agreement and the sub-advisory fees paid by TAM to Jennison under the Jennison Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the Morgan Stanley Sub-Advisory Agreement was approved by the Board at a meeting held on July 17-18, 2019, and was effective as of October 18, 2019. The Morgan Stanley Sub-Advisory Agreement has an initial term of two years from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of the Morgan Stanley Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Fund.

The terms of the Jennison Sub-Advisory Agreement and those of the Morgan Stanley Sub-Advisory Agreement are similar. The sub-advisory fee rates payable by TAM to Morgan Stanley under the Morgan Stanley Sub-Advisory Agreement have decreased from the sub-advisory fee rates paid by TAM to Jennison under the Jennison Sub-Advisory Agreement. In addition, effective August 2, 2019, a lower sub-advisory fee schedule for the WMC sub-advised portion of the Fund and management fee schedule payable by the Fund to TAM went into effect. Descriptions of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the Morgan Stanley Sub-Advisory Agreement, Morgan Stanley will manage the investment and reinvestment of the portion of the Fund’s assets for which it is responsible, consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus, Summary Prospectuses and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to Morgan Stanley. The Jennison Sub-Advisory Agreement contained similar provisions.

The Morgan Stanley Sub-Advisory Agreement provides that Morgan Stanley will place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Sub-Adviser (as permitted under applicable law) and, complying with Section 28(e) of the Securities Exchange Act of 1934, as amended. The Morgan Stanley Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Fund, Morgan Stanley may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged. The Jennison Sub-Advisory Agreement contained similar provisions.

The Morgan Stanley Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, or per the terms of the exemptive order – Release No. 23379 – under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, upon 60 days’ prior written notice to Morgan Stanley; (ii) may be terminated by Morgan Stanley upon 90 days’ prior written notice to TAM; and (iii) will terminate automatically and immediately in the event of its assignment (within the meaning of the 1940 Act). The Jennison Sub-Advisory Agreement contained similar provisions, but provided that it may be terminated by Jennison upon 60 days’ prior notice to TAM.

The Morgan Stanley Sub-Advisory Agreement requires that Morgan Stanley supply the Board and TAM with regular reports as mutually agreed upon by Morgan Stanley and TAM concerning Morgan Stanley’s investment activities on behalf of the Fund. The Jennison Sub-Advisory Agreement contained a similar provision.

The Morgan Stanley Sub-Advisory Agreement states that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties, Morgan Stanley will not be liable for any act or omission in the course of, or connected with, rendering services pursuant to the Morgan Stanley Sub-Advisory Agreement or for any loss sustained in the purchase, holding or sale of any security. The Jennison Sub-Advisory Agreement contained a similar provision.

The Morgan Stanley Sub-Advisory Agreement requires Morgan Stanley to make certain representations and covenants, including concerning Morgan Stanley’s review of the Fund’s registration statement, the registration statement disclosure being consistent with the manner in which Morgan Stanley is managing the Fund, and Morgan Stanley’s commitment to promptly notify TAM and the Trust in the event the registration statement disclosure becomes inaccurate or incomplete. The Jennison Sub-Advisory Agreement contained similar provisions.

The Morgan Stanley Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York. The Jennison Sub-Advisory Agreement provided that it would be construed and the provisions thereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts and the 1940 Act.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the Morgan Stanley Sub-Advisory Agreement. The summary of the Morgan Stanley Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the Morgan Stanley Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

As of August 2, 2019, the management fee rate payable by the Fund to TAM was reduced. Under the Management Agreement, the Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

First $1 billion	0.65%
Over $1 billion up to $1.5 billion	0.635%
Over $1.5 billion up to $2 billion	0.615%
Over $2 billion up to $3 billion	0.605%
Over $3 billion up to $4 billion	0.59%
Over $4 billion up to $5 billion	0.575%
In excess of $5 billion	0.57%

Prior to August 2, 2019, the Fund paid TAM a management fee of 0.65% of the first $2 billion, and 0.64% over $2 billion up to $3 billion; 0.63% over $3 billion up to $4 billion; and 0.61% in excess of $4 billion in average daily net assets.

Management fees are accrued daily and paid by the Fund monthly. As of October 31, 2019, the net assets of the Fund were $794,549,758.

SUB-ADVISORY FEES

Under the Morgan Stanley Sub-Advisory Agreement, TAM (not the Fund) pays Morgan Stanley the following sub-advisory fees for its services with respect to the Fund’s average daily net assets on an annual basis:

First $1.5 billion	0.27%
Over $1.5 billion up to $3 billion	0.23%
Over $3 billion up to $5 billion	0.22%
In excess of $5 billion	0.20%

Prior to October 18, 2019, TAM (not the Fund) paid Jennison 0.40% of the first $300 million, 0.35% over $300 million up to $500 million, 0.25% over $500 million up to $1 billion; and 0.22% in excess of $1 billion with respect to the Fund’s average daily net assets on an annual basis.

Also, effective August 2, 2019, TAM (not the Fund) pays Wellington Management Company LLP 0.18% of the first $500 million; 0.17% over $500 million up to $1 billion; 0.16% over $1 billion up to $2 billion; and 0.15% in excess of $2 billion in average daily net assets. Prior to August 2, 2019 TAM (not the Fund) paid Wellington Management Company LLP 0.25% of the first $150 million; 0.22% over $150 million up to $650 million; 0.20% over $650 million up to $1.15 billion; and 0.175% in excess of $1.15 billion in average daily net assets.

The following chart compares the sub-advisory fees that would have been paid by TAM to Jennison for the fiscal year ended October 31, 2019 under the Jennison Sub-Advisory Agreement to the sub-advisory fees that would have been paid by TAM to Morgan Stanley for the same period under the Morgan Stanley Sub-Advisory Agreement, and also shows the percentage difference between these values.

Sub-Advisory Fees Payable by TAM to Jennison from November 1, 2018 through October 31, 2019 under Jennison Sub- Advisory Agreement	Sub-Advisory Fees Payable by TAM to Morgan Stanley from November 1, 2018 through October 31, 2019 under Morgan Stanley Sub-Advisory Agreement	Percent Difference
$1,063,998	$1,003,945	5.64%

INFORMATION REGARDING THE SUB-ADVISER

Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley, has been a registered investment adviser since 1981. As of September 30, 2019, Morgan Stanley Investment Management Inc. had approximately $507.1 billion in total assets under management. Morgan Stanley Investment Management Inc.’s principal business address is 522 Fifth Avenue, New York, NY 10036.

Portfolio Managers Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Lead Portfolio Manager of the Fund since 2019; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Team leader for the Growth team

Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the Fund since 2019; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Investor on the Growth team

Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the Fund since 2019; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on the Growth team

David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the Fund since 2019; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Investor on the Growth team

Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the Fund since 2019; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on the Growth team

Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the Fund since 2019; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Investor on the Growth team

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of Morgan Stanley as of October 7, 2019. The principal address of each individual as it relates to his or her duties at Morgan Stanley is the same as that of Morgan Stanley.

Name	Position with Morgan Stanley Investment Management Inc.
Dan Simkowitz	Managing Director and President

John Hagarty	Managing Director and Director

Anton Kuzmanov	Managing Director and Director

Tatiana Segal	Managing Director and Director

Mary Alice Dunne	Managing Director and Director

Stefanie Chang Yu	Stefanie Chang Yu - General Counsel, Managing Director and Secretary

Jeannine Ali	Managing Director and Chief Financial Officer

Anita Rios	Executive Director and Treasurer

Timothy Kneirim	Managing Director and Chief Compliance Officer

Morgan Stanley Investment Management Inc. acts as adviser or sub-adviser, as indicated, for the following registered investment companies, or series of a registered investment company with investment objectives similar to the Fund:

Comparable fund for which Morgan Stanley Investment Management Inc. serves as Adviser or Sub-Adviser	Assets Managed by Morgan Stanley Investment Management Inc. (as of September 30, 2019)	Advisory or Sub-Advisory Fee Paid to Morgan Stanley Investment Management Inc. (annually)
Morgan Stanley Institutional Fund, Inc. – Growth Portfolio	$6,772,435,891

0.50% of the portion of the daily net assets not exceeding $1 billion;

0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion;

0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and

0.35% of the portion of the daily net assets exceeding $3 billion

Morgan Stanley Variable Insurance Fund, Inc. – Growth Portfolio	$562,480,011

0.50% of the portion of the daily net assets not exceeding $1 billion;

0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion;

0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and

0.35% of the daily net assets exceeding $3 billion

Transamerica Funds – Transamerica Capital Growth	$1,876,885,283

0.27% of the first $1.5 billion;

0.23% over $1.5 billion up to $3 billion;

0.22% over $3 billion up to $5 billion;

0.20% in excess of $5 billion

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of TF - Transamerica Capital Growth, TST - Transamerica Morgan Stanley Capital Growth VP, Morgan Stanley Investment Management Inc. (“Morgan Stanley”) managed assets for Transamerica Large Growth, and Morgan Stanley Growth Retirement Option, a separately managed account of Transamerica Life Insurance that is also sub-advised by Morgan Stanley Investment Management Inc.

Transamerica Series Trust – Transamerica Morgan Stanley Capital Growth VP	$473,009,471

0.27% of the first $1.5 billion;

0.23% over $1.5 billion up to $3 billion;

0.22% over $3 billion up to $5 billion;

0.20% in excess of $5 billion

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of TF - Transamerica Capital Growth, TST - Transamerica Morgan Stanley Capital Growth VP, Morgan Stanley Investment Management Inc. (“Morgan Stanley”) managed assets for Transamerica Large Growth, and Morgan Stanley Growth Retirement Option, a separately managed account of Transamerica Life Insurance that is also sub-advised by Morgan Stanley Investment Management Inc.

EVALUATION BY THE BOARD

At a meeting of the Board held on July 17-18, 2019, the Board considered the termination of Jennison as a sub-adviser for the Fund and the approval of Morgan Stanley as a replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the Morgan Stanley Sub-Advisory Agreement were reasonable, and that the termination of the existing sub-advisory agreement between TAM and Jennison with respect to the Fund and the approval of the Morgan Stanley Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board, including the Independent Board Members, unanimously approved the Morgan Stanley Sub-Advisory Agreement and authorized TAM to terminate the Jennison Sub-Advisory Agreement.

To assist the Board Members in their consideration of the Morgan Stanley Sub-Advisory Agreement, the Board Members requested and received from TAM certain materials and information in advance of the meeting. They then reviewed such information as they deemed reasonably necessary to evaluate the Morgan Stanley Sub-Advisory Agreement, including information previously obtained from TAM and Morgan Stanley in connection with the Board’s annual 15(c) approvals for other Transamerica funds sub-advised by Morgan Stanley. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)

that the appointment of Morgan Stanley is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b)

that Morgan Stanley is an experienced and respected asset management firm and TAM believes that Morgan Stanley has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on an assessment of Morgan Stanley’s organization, investment personnel and experience managing the same proposed investment strategy for Transamerica Capital Growth;

(c)

that the proposed management fee rate payable to TAM by the Fund would be the same at current asset levels and that the fee payable to Morgan Stanley is fair and reasonable in light of the sub-advisory services to be provided;

(d)	the fact that the sub-advisory fees payable to Morgan Stanley would be paid by TAM and not the Fund;

(e)	the proposed responsibilities of Morgan Stanley and the sub-advisory services it is expected to provide to the Fund; and

(f)

that TAM recommended to the Board Members that Morgan Stanley be appointed as a sub-adviser based on, among other things, Morgan Stanley’s experience sub-advising the proposed investment strategy for Transamerica Capital Growth.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant, in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Morgan Stanley under the Morgan Stanley Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM regarding the operations, facilities, organization and personnel of Morgan Stanley, the anticipated ability of Morgan Stanley to perform its duties under the Morgan Stanley Sub-Advisory Agreement, and the proposed changes to the Fund’s current investment program and other practices of the Fund. The Board Members further considered that Morgan Stanley is an experienced asset management firm and that TAM believes that Morgan Stanley has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on their assessment of Morgan Stanley’s organization, investment talent and experience sub-advising other Transamerica funds. The Board Members also considered the proposed changes to the Fund’s investment objective and principal investment strategies.

Based on their review of the materials provided and the information they had received from TAM and other information reviewed in connection with the Board’s annual 15(c) approvals of other Transamerica funds sub-advised by Morgan Stanley, the Board Members determined that Morgan Stanley can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that Morgan Stanley’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Fund.

Investment Performance. The Board Members considered Morgan Stanley’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Fund, including, as compared to its primary benchmark, its peer group and Transamerica Capital Growth, which is currently sub-advised by Morgan Stanley and employs the same investment strategy that will be used by the Fund (the “Morgan Stanley Strategy”), among other comparisons. They noted that the performance of the Morgan Stanley Strategy outperformed the Fund and its benchmark and peer group median for the past one-, three- and five-year periods ended March 31, 2019. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by Morgan Stanley, the Board Members concluded that Morgan Stanley is capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed new investment objective and principal investment strategies.

Management and Sub-Advisory Fees, Cost of Services to be Provided and Profitability. The Board Members considered the proposed management and sub-advisory fee schedules. The Board Members noted that the proposed sub-advisory fee rate payable by TAM to Morgan Stanley is lower at current asset levels than the current sub-advisory fee rate for Jennison. The Board Members also considered that the proposed management fee would be lower at certain asset levels and would be equal to the applicable Morningstar and Broadridge peer group medians, and that TAM considered the proposed management fee to be reasonable compensation for its services. On the basis of these considerations, together with the other information they considered, the Board Members determined that the management fee to be received by TAM and the sub-advisory fee to be received by Morgan Stanley under the Morgan Stanley Sub-Advisory Agreement are reasonable in light of the services to be provided.

With respect to Morgan Stanley’s costs and profitability in providing sub-advisory services to the Fund, the Board Members noted that the proposed sub-advisory fee schedule is the product of arm’s-length negotiation between TAM and Morgan Stanley. As a result, the Board Members did not consider Morgan Stanley’s anticipated profitability to be material to its decision to approve the Morgan Stanley Sub-Advisory Agreement. The Board also reviewed pro forma estimated profitability information provided by TAM, noting that there was expected to be an increase in the net management fees retained by TAM due to the reduced sub-advisory fees. The Board Members considered that TAM believes that the proposed net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which the proposed sub-advisory fees payable under the Morgan Stanley Sub-Advisory Agreement reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members considered that the appointment of Morgan Stanley has the potential to attract additional assets due to Morgan Stanley’s established asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to Morgan Stanley, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered any other benefits expected to be derived by Morgan Stanley from its relationship with the Fund. The Board Members noted that, although TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with Morgan Stanley or the Fund, Morgan Stanley may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the revised management fee schedule and the Morgan Stanley Sub-Advisory Agreement is in the best interests of the Fund and its shareholders and unanimously approved the revised management fee schedule and the Morgan Stanley Sub-Advisory Agreement.

BROKERAGE INFORMATION

With respect to the Fund, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or Morgan Stanley for the fiscal year ended October 31, 2019.

ADDITIONAL INFORMATION

TAM, the Fund’s investment manager, Transamerica Fund Services, Inc., the Fund’s transfer agent, and Transamerica Capital, Inc., the Trust’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of October 31, 2019, the Board Members and officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

As of October 31, 2019, the following persons owned of record 5% or more of the outstanding shares of the class identified of the Fund:

Name & Address	Portfolio Name	Class	Shares	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	I3	48,907,041.430	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	R	8,195,892.112	89.96%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Large Growth	R	914,360.112	10.04%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	R4	2,749,359.328	100.00%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of October 31, 2019, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name & Address	Fund Name	Shares	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	48,907,041.430	80.57%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds

/s/ Erin D Nelson
Chief Legal Officer and Secretary

January 14, 2020

EXHIBIT A

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND MORGAN

STANLEY INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of October 18, 2019 to the Sub Advisory Agreement dated as of June, 23 2004, as amended, between Transamerica Asset Management, Inc. and Morgan Stanley Investment Management Inc. In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Sub-Advisory Agreement dated as of June 23, 2004, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of October 18, 2019.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ Maryalice Dunne
Name:	Maryalice Dunne
Title:	Managing Director

A-1

SCHEDULE A

as of October 18, 2019

FUNDS	SUB-ADVISER COMPENSATION*
Transamerica Capital Growth**	0.27% of the first $1.5 billion;

0.23% over $1.5 billion up to $3 billion;

0.22% over $3 billion up to $5 billion; and

0.20% in excess of over $5 billion

Transamerica Large Growth••	0.27% of the first $1.5 billion;

0.23% over $1.5 billion up to $3 billion;

0.22% over $3 billion up to $5 billion; and

0.20% in excess of over $5 billion

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Capital Growth, Transamerica Morgan Stanley Capital Growth VP, Morgan Stanley Investment Management Inc. (“Morgan Stanley”) managed assets for Transamerica Large Growth, and Morgan Stanley Growth Retirement Option, a separately managed account of Transamerica Life Insurance that is also advised by Morgan Stanley.

TRANSAMERICA FUNDS

Transamerica Large Growth

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica Large Growth, a series of Transamerica Funds (the “Fund”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The full Information Statement details a recent sub-adviser change relating to the Fund. Specifically, the Board of Trustees of the Trust has approved a new sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Morgan Stanley Investment Management Inc. (“Morgan Stanley”) with respect to a portion of the Fund’s assets. The Fund has two sub-advisers. Morgan Stanley began sub-advising a portion of the Fund’s assets on October 18, 2019, replacing Jennison Associates LLC. The Funds’ existing sub-adviser, Wellington Management Company LLP (“WMC”), continues to act as a sub-adviser for a separate portion of the Fund’s assets. In connection with the change in sub-adviser, and as discussed in the supplement to the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund dated August 2, 2019, and also reflected in the Fund’s Summary Prospectus dated March 1, 2019, as revised as of October 18, 2019, certain changes were made to the Fund, including: revisions to the Fund’s investment objective, principal investment strategies, principal risks and sub-advisory fee schedule; the removal of the Fund’s secondary benchmark; and the extension of the contractual expense limit on all classes of the Fund until March 1, 2021. TAM continues to serve as the Fund’s investment manager.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The full Information Statement will be available on the Transamerica website until at least July 14, 2020 at https://www.transamerica.com/media/tf-jennison-to-morgan-stanley-info-statement.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.